KEITH J. SHAPIRO, ESQ.

Illinois Bar No. 6184374

NANCY A. PETERMAN, ESQ.

Illinois Bar No. 6208120

GREENBERG TRAURIG, LLP

77 West Wacker Drive, Suite 3100

Chicago, Illinois 60601

Telephone: 312-456-8400

Facsimile: 312-456-8435

Email: shapirok@gtlaw.com
Email: petermann@gtlaw.com

Counsel for Debtor and Debtor-in-Possession

KARA B. HENDRICKS, Esq.

Nevada Bar No. 7743

GREENBERG TRAURIG, LLP

3773 Howard Hughes Parkway

Suite 400 North

Las Vegas, Nevada 89169

Telephone: 702-792-3773

Facsimile: 702-792-9002

Email: hendricksk@gtlaw.com

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF NEVADA

In re: SHENGDATECH, INC., Debtor.	Case No. BK-11-52649 Chapter 11 NOTICE OF (I) EFFECTIVE DATE OF THE PLAN AND (II) PROFESSIONAL FEE BAR DATE

PLEASE TAKE NOTICE that on August 19, 2011 (the “Petition Date”), ShengdaTech, Inc., the above-captioned debtor and debtor-in-possession (the “Debtor”) Filed with the United States Bankruptcy Court for the District of Nevada (the “Bankruptcy Court”) a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”).

PLEASE TAKE FURTHER NOTICE that on October 2, 2012, the Bankruptcy Court entered an Order (the “Confirmation Order”) [Docket No. 655] confirming the First Amended Chapter 11 Plan of Reorganization, As Modified, dated August 30, 2012 [Docket No. 655, Ex. A] (the “Plan”).1

EFFECTIVE DATE

PLEASE TAKE FURTHER NOTICE that as of the date hereof, all conditions precedent to the effective date (the “Effective Date”) of the Plan have been satisfied or waived. The Effective Date of the Plan is October 17, 2012.

________

1 All terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

PROFESSIONAL FEE BAR DATE

PLEASE TAKE FURTHER NOTICE that, pursuant to Confirmation Order and the Plan, all applications for allowance and payment of Professional Fee Claims shall be Filed with the Bankruptcy Court on or before November 16, 2012 (the “Professional Fee Bar Date”) and proper notice given as required by the Bankruptcy Code, Bankruptcy Rules and Local Rules. “Professional Fee Claims” are Claims for fees and expenses (including but not limited to, transaction fees and success fees) for services rendered by Professionals in connection with the Chapter 11 Case on or prior to the Effective Date.

PLEASE TAKE FURTHER NOTICE THAT, IF AN APPLICATION FOR A PROFESSIONAL FEE CLAIM IS NOT FILED BY THE PROFESSIONAL FEE BAR DATE, SUCH PROFESSIONAL FEE CLAIM SHALL BE DEEMED WAIVED AND THE HOLDER OF SUCH CLAIM SHALL BE FOREVER BARRED FROM RECEIVING PAYMENT ON ACCOUNT THEREOF.

MISCELLANEOUS INFORMATION

PLEASE TAKE FURTHER NOTICE THAT THE PLAN AND CONFIRMATION ORDER CONTAIN OTHER PROVISIONS THAT MAY AFFECT YOUR RIGHTS. YOU ARE ENCOURAGED TO REVIEW THE PLAN AND CONFIRMATION ORDER IN THEIR ENTIRETY.

PLEASE TAKE FURTHER NOTICE that parties can obtain a copy of the Confirmation Order and the Plan and all pleadings and orders of the Court for a fee via PACER at: https://ecf.nvb.uscourts.gov/, or free of charge from the Debtor’s claims agent, The Garden City Group, Inc., at http://www.gcginc.com/cases/sdt. Such documents and pleadings may also be obtained by: (a) e-mailing the Claims Agent at SDTteam@gcginc.com; (b) calling the Claims Agent at (888) 624-6718; or (c) sending a request to the Claims Agent by (i) first-class mail at ShengdaTech Inc., c/o GCG, Inc., P.O. Box 9811 Dublin, Ohio USA 43017-5711 or (ii) hand delivery, courier service or overnight mail at ShengdaTech Inc., c/o GCG, Inc., 5151 Blazer Parkway, Suite A, Dublin, Ohio USA 43017.

2

DATED this 17th day of October 2012.

Respectfully submitted by:

/s/ Nancy A. Peterman

KEITH J. SHAPIRO, ESQ.

NANCY A. PETERMAN, Esq.

Illinois Bar No. 6208120

GREENBERG TRAURIG, LLP

77 West Wacker Drive, Suite 3100

Chicago, Illinois 60601

Telephone: 312-456-8400

Facsimile: 312-456-8435

Email: shapirok@gtlaw.com

Email: petermann@gtlaw.com

and

KARA B. HENDRICKS, Esq.

Nevada Bar No. 7743

GREENBERG TRAURIG, LLP

3773 Howard Hughes Parkway, Suite 400 North

Las Vegas, Nevada 89169

Telephone: 702-792-3773

Facsimile: 702-792-9002

Email: hendricksk@gtlaw.com

Counsel for Debtor and Debtor-in-Possession

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